EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
  Pinnacle Management & Trust Company:

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                         KPMG PEAT MARWICK LLP

Houston, Texas
November 18, 1998